UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCOAX

Putnam Capital Opportunities Fund

Semiannual report 10|31|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam Capital
Opportunities
Fund

Semiannual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	20

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking overlooked, underpriced small and midsize companies

Every company, whatever its industry, growth rate, or size, has an underlying value. This value is based in part on the cash flows the company generates. The price of a company’s stock, however, may not accurately reflect this underlying value. A stock may be mispriced for different reasons, and it is often the result of behavioral bias — when investors overreact to short-term factors.

Mispriced stocks can provide attractive opportunities for investors who have the expertise and insight to identify them. The managers of Putnam Capital Opportunities Fund look for stocks they believe are trading below their intrinsic value and can appreciate over time. It is up to the managers to uncover the reasons behind a stock’s valuation and to determine whether the market’s generally held assumptions are on target.

The fund focuses on stocks of small and midsize companies, which are typically covered by fewer analysts than large companies. With fewer analysts following these stocks, there may be more overlooked investment opportunities to pursue.

In seeking stocks with long-term growth potential, the managers draw on their own experience as well as that of the analysts in Putnam’s Global Equity Research organization. Because the fund is managed in the blend style, the managers are not focused solely on either growth- or value-style stocks and can choose from thousands of small and midsize U.S. companies. This flexibility means the fund’s portfolio is broadly diversified, which can help reduce the risk of investing in a narrow range of sectors or stocks.

In all their decisions, the managers are guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to trim or sell stocks when they reach or exceed what is considered their true worth.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Investor overreaction can mean investment opportunities

An important factor in the analysis for Putnam Capital Opportunities Fund is “behavioral insight.” Investors frequently focus on short-term financial performance while ignoring the potential for a stock to outperform over the long term. For example, investors may overreact to a specific event, such as a management change, and either sell off the stock or buy it in large quantities. This overreaction can skew a stock’s price out of proportion to the real impact of the event. The result can develop into a buying or a selling opportunity for astute investment managers.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

Joseph P. Joseph

Joe, this was a volatile six-month period for the stock market. What can you tell us about conditions?

It was a difficult period, particularly for stocks of small and midsize companies, which are the focus of our portfolio. The period began in May, on the heels of a number of events that rattled investor nerves, including a devastating earthquake, tsunami, and nuclear crisis in Japan; unrest in the Middle East and North Africa; spiking oil prices; and political turmoil in Europe stemming from ongoing sovereign debt issues.

The market remained unsettled, and stocks delivered losses for the next four months. The S&P 500 Index, a common measure of broad stock market performance, saw its longest losing streak since 2008. Worsening sovereign credit woes in Europe and a generally dismal outlook for global economic growth led to sharp declines across world stock markets. Debt issues in the United States added to the pressure as lawmakers struggled to reach an agreement over the federal debt ceiling, and in August, Standard & Poor’s unprecedented downgrade of U.S. sovereign debt to AA+ from AAA sent stocks plunging again. However, in the final month of the period, we saw a recovery that was just as dramatic as the declines of previous months. In October, the broad U.S. stock market delivered its best one-month gain since December 1991.

How did you position the fund in this environment?

It is important to note that small-company stocks tend to feel the effects of volatility more than their large-cap counterparts. Typically, in a weakening economy, smaller-cap stocks underperform, in part because small companies tend to have lower revenue

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/11. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

bases and they often lack the depth of management that you find in larger companies. Because there is a higher level of risk associated with stocks of small companies, they are generally the first to be sold in a difficult economy. At the same time, when conditions begin to improve, stocks of smaller-cap companies tend to rebound faster and more dramatically.

In positioning the fund, we remained focused on our disciplined stock-selection approach and maintained our long-term perspective. We use a series of valuation factors to identify stocks that we believe are trading below their intrinsic value. We target companies with solid cash flows, strong business models, low levels of leverage on their balance sheets, and attractive valuations. Regardless of short-term market fluctuations and macroeconomic issues, we look for stocks we believe will appreciate over time, and we seek to buy them for the portfolio before most investors recognize their value.

How did various sectors fare during the period?

The weakest-performing sector for the fund was industrials, where we had an overweight position relative to the benchmark. In this sector, our analysis found the best long-term potential in cyclical companies — those that tend to benefit from an improving economy. While we still believe these holdings offer potential over the longer term, they did not reward the fund during these challenging six months. Other sectors that dampened fund performance were financials and energy. The best-performing sectors for the fund were telecommunications and health care.

What were some examples of companies that contributed to the fund’s performance?

One notable holding was Watson Pharmaceuticals, a global drug developer and marketer whose sales have accelerated. Investors reacted positively to the company’s launch of a generic version of Concerta, an attention-deficit drug, as well as the sales

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

potential in its generic version of Lovenox, a blood thinner. Watson’s strong revenue growth and improved profitability, combined with its attractive stock price, made it one of the portfolio’s top performers for the period. By the close of the period, we had sold Watson from the portfolio as it reached our price target.

Another portfolio highlight was Dollar Tree, which operates discount variety stores that offer merchandise at the fixed price of one dollar. With over 4,000 stores, this retailer benefited as consumers sought discounted merchandise in the difficult economic environment. In addition, the company has delivered a strong return on capital and continues to expand with new stores. As the stock began to approach our target price, we began trimming the position, but it remained in the portfolio at the close of the period.

Despite a challenging environment for the consumer sector, the stock of Polaris Industries was a standout for the period. The company designs and manufactures off-road vehicles such as ATVs, snowmobiles, and motorcycles — which have generated surprisingly strong demand, given the economic downturn. Polaris’ solid revenue growth, combined with cost-cutting measures, has enabled the company to grow its earning quite dramatically. We continued to hold Polaris stock in the fund portfolio at the close of the period.

We were also pleased with the performance of Neustar, which provides services to communications companies, such as wireless and wireline phone carriers. Investors responded positively to its acquisition of Targus Information Corporation, as well as its

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

substantial stock buyback. The fund maintained a position in Neustar at the close of the period.

Which stocks detracted from performance?

The top detractor for the period was the stock of Longtop Financial Technologies, a China-based software company. The stock plunged when the company announced the resignation of its auditor amid accusations that Longtop had falsified financial information. Longtop was no longer in the fund’s portfolio at the close of the period.

Another holding that dampened fund returns was WABCO Holdings, a provider of electronic and mechanical products for commercial truck and bus manufacturers. WABCO stock — which was among the top performers in the prior fiscal year —  declined as economic conditions worsened in Europe and concerns mounted about the potential for a double-dip recession in the United States. Recessionary fears, combined with rising commodity prices, also hurt the performance of Manitowoc Company, a manufacturer of cranes and food service equipment.

The stock of Gentiva Health Services, a provider of home health services and hospice care, also underperformed during the period. Its weakness was largely the result of government cuts to reimbursement rates, which would likely increase the company’s debt burden and hurt its profitability.

As we enter the second half of the fund’s fiscal year, how are you positioning the fund?

It is important to note that we focus on individual stock selection and do not try to predict the direction of the economy or the broader market. At the close of the period, we were finding the most upside potential in sectors that are more economically sensitive, as opposed to more defensive areas, where we believe valuations are stretched.

In the fund’s portfolio, we have decreased exposure to utilities and health-care

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

companies as valuations appear less attractive in these defensive sectors. We have increased the fund’s weighting in information technology, where we are finding many companies that we believe offer attractive valuations, strong balance sheets, and solid cash flow generation. At the close of the period, the fund had an overweight position in information technology relative to the benchmark.

Thank you, Joe, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. A Certified Public Accountant, he joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joe, your fund’s portfolio managers are Randy Farina and John McLanahan.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	6.58%	6.11%	5.79%	5.79%	5.79%	5.79%	6.05%	5.77%	6.32%	6.81%

10 years	94.66	83.47	80.57	80.57	80.49	80.49	85.11	78.63	89.84	99.76
Annual average	6.89	6.26	6.09	6.09	6.08	6.08	6.35	5.97	6.62	7.16

5 years	9.52	3.22	5.36	3.68	5.38	5.38	6.78	3.07	8.08	10.87
Annual average	1.84	0.64	1.05	0.73	1.05	1.05	1.32	0.61	1.57	2.09

3 years	71.27	61.47	67.33	64.33	67.38	67.38	68.67	62.89	69.93	72.68
Annual average	19.64	17.32	18.72	18.01	18.73	18.73	19.04	17.66	19.33	19.97

1 year	5.59	–0.45	4.69	–0.31	4.74	3.74	5.03	1.36	5.30	5.76

6 months	–15.99	–20.83	–16.33	–20.52	–16.31	–17.15	–16.13	–19.06	–16.12	–15.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 10/31/11

		Lipper Small-Cap Core Funds
	Russell 2500 Index	category average*

Annual average (life of fund)	6.60%	6.54%

10 years	116.05	105.42
Annual average	8.01	7.31

5 years	10.47	6.59
Annual average	2.01	1.13

3 years	56.23	49.85
Annual average	16.04	14.30

1 year	7.97	7.31

6 months	–12.72	–12.86

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/11, there were 728, 708, 642, 513, 303, and 159 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$13.26	$14.07	$12.00	$12.14	$12.46	$12.91	$13.03	$13.53

10/31/11	11.14	11.82	10.04	10.16	10.45	10.83	10.93	11.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/1/98)		(6/29/98)		(7/26/99)		(6/29/98)		(1/21/03)	(10/2/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.36%	4.89%	4.58%	4.58%	4.58%	4.58%	4.83%	4.55%	5.10%	5.59%

10 years	73.59	63.56	60.97	60.97	61.00	61.00	64.98	59.14	69.44	78.02
Annual average	5.67	5.04	4.88	4.88	4.88	4.88	5.13	4.76	5.41	5.94

5 years	–2.01	–7.62	–5.66	–7.16	–5.70	–5.70	–4.51	–7.83	–3.16	–0.78
Annual average	–0.41	–1.57	–1.16	–1.47	–1.17	–1.17	–0.92	–1.62	–0.64	–0.16

3 years	15.69	9.01	13.06	10.06	13.04	13.04	13.88	9.95	14.81	16.50
Annual average	4.98	2.92	4.18	3.25	4.17	4.17	4.43	3.21	4.71	5.22

1 year	–5.75	–11.13	–6.44	–11.12	–6.47	–7.41	–6.21	–9.45	–5.95	–5.55

6 months	–26.53	–30.76	–26.82	–30.47	–26.77	–27.51	–26.73	–29.29	–26.59	–26.46

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/11	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Annualized expense ratio for the six-month period
ended 10/31/11	1.28%	2.03%	2.03%	1.78%	1.53%	1.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.92	$9.37	$9.37	$8.23	$7.07	$4.77

Ending value (after expenses)	$840.10	$836.70	$836.90	$838.70	$838.80	$841.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.50	$10.28	$10.28	$9.02	$7.76	$5.23

Ending value (after expenses)	$1,018.70	$1,014.93	$1,014.93	$1,016.19	$1,017.44	$1,019.96

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2500 Index is an unmanaged index of the 2,500 small and midsize companies in the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 797, 706 and 569 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 10/31/11 (Unaudited)

COMMON STOCKS (97.0%)*	Shares	Value

Aerospace and defense (0.9%)
Alliant Techsystems, Inc. S	9,444	$548,508

National Presto Industries, Inc. S	4,012	383,146

Teledyne Technologies, Inc. †	36,251	1,974,592

		2,906,246
Air freight and logistics (0.3%)
HUB Group, Inc. Class A †	19,519	610,164

Pacer International, Inc. † S	47,925	225,727

		835,891
Airlines (0.3%)
Republic Airways Holdings, Inc. †	305,800	795,080

		795,080
Auto components (2.0%)
Autoliv, Inc. (Sweden) S	45,143	2,607,911

BorgWarner, Inc. † S	21,963	1,679,950

Dana Holding Corp. †	76,300	1,078,882

Superior Industries International, Inc. S	41,483	758,724

		6,125,467
Beverages (0.7%)
Boston Beer Co., Inc. Class A † S	16,200	1,433,376

Coca-Cola Bottling Co. Consolidated	10,800	606,096

		2,039,472
Biotechnology (0.5%)
Cubist Pharmaceuticals, Inc. † S	36,961	1,397,495

		1,397,495
Building products (0.4%)
AAON, Inc.	35,096	742,982

Apogee Enterprises, Inc.	38,499	420,409

		1,163,391
Capital markets (3.5%)
Affiliated Managers Group †	7,600	703,836

Calamos Asset Management, Inc. Class A	22,000	274,780

E*Trade Financial Corp. †	48,200	522,970

Eaton Vance Corp. S	26,042	684,644

Federated Investors, Inc. S	75,213	1,469,662

Jefferies Group, Inc.	133,306	1,767,638

Legg Mason, Inc. S	35,000	962,500

LPL Investment Holdings, Inc. †	11,397	330,627

SEI Investments Co.	161,100	2,608,209

Waddell & Reed Financial, Inc. Class A	74,022	2,052,630

		11,377,496
Chemicals (3.5%)
American Vanguard Corp. S	42,600	526,962

Ashland, Inc. S	17,919	948,990

Cytec Industries, Inc. S	19,388	866,062

Eastman Chemical Co.	24,838	975,885

FMC Corp.	10,403	820,693

Georgia Gulf Corp. †	25,900	468,790

Innophos Holdings, Inc.	29,400	1,293,306

International Flavors & Fragrances, Inc.	17,162	1,039,331

LSB Industries, Inc. † S	9,800	347,214

COMMON STOCKS (97.0%)* cont.	Shares	Value

Chemicals cont.
Methanex Corp. (Canada)	43,700	$1,129,208

Olin Corp. S	39,002	735,578

OM Group, Inc. † S	19,379	560,247

Valspar Corp.	45,254	1,578,007

		11,290,273
Commercial banks (7.6%)
Bancorp, Inc. †	361,184	2,903,919

Bond Street Holdings, LLC 144A Class A † F	38,819	834,609

City Holding Co. S	21,199	696,599

City National Corp. S	30,518	1,294,574

Commerce Bancshares, Inc.	15,980	620,024

Cullen/Frost Bankers, Inc. S	7,474	366,525

East West Bancorp, Inc.	201,632	3,925,775

First Citizens BancShares, Inc. Class A	13,135	2,141,662

First Horizon National Corp.	108,000	754,920

IBERIABANK Corp. S	14,500	749,940

International Bancshares Corp.	62,612	1,134,529

NBH Holdings Corp. 144A Class A †	66,250	1,060,000

OmniAmerican Bancorp, Inc. †	47,600	702,100

PacWest Bancorp S	25,549	450,684

Popular, Inc. (Puerto Rico) †	170,200	316,572

PrivateBancorp, Inc.	67,300	733,570

Sandy Spring Bancorp, Inc.	20,400	347,004

Seacoast Banking Corp. of Florida † S	185,359	276,185

Signature Bank †	13,500	752,625

SVB Financial Group † S	37,977	1,744,663

Union First Market Bankshares Corp.	33,945	435,175

Valley National Bancorp S	115,770	1,389,240

Webster Financial Corp.	50,190	985,732

		24,616,626
Commercial services and supplies (1.7%)
Brink’s Co. (The)	23,426	651,009

Deluxe Corp. S	33,946	801,805

Ennis Inc.	76,722	1,122,443

R. R. Donnelley & Sons Co. S	155,100	2,528,130

Steelcase, Inc. S	60,849	450,891

		5,554,278
Communications equipment (2.2%)
ADTRAN, Inc.	28,096	944,026

EchoStar Corp. Class A †	29,300	772,348

F5 Networks, Inc. †	22,300	2,318,085

Netgear, Inc. †	41,500	1,471,590

Polycom, Inc. †	89,354	1,477,022

		6,983,071
Computers and peripherals (1.0%)
Lexmark International, Inc. Class A † S	44,100	1,397,970

Logitech International SA (Switzerland) † S	82,251	818,397

COMMON STOCKS (97.0%)* cont.	Shares	Value

Computers and peripherals cont.
Logitech International SA (Six Swiss Exchange) (Switzerland) † S	11,675	$112,049

QLogic Corp. †	70,942	991,060

		3,319,476
Construction and engineering (1.0%)
Chicago Bridge & Iron Co., NV (Netherlands)	58,339	2,134,041

Tutor Perini Corp.	69,154	1,004,808

		3,138,849
Construction materials (0.1%)
Headwaters, Inc. †	233,564	411,073

		411,073
Containers and packaging (1.0%)
Boise, Inc.	166,200	1,005,510

Packaging Corp. of America	26,551	692,450

Sealed Air Corp.	52,614	936,529

Sonoco Products Co. S	23,348	732,894

		3,367,383
Diversified consumer services (0.9%)
Career Education Corp. †	52,327	844,035

Sotheby’s Holdings, Inc. Class A	16,300	574,086

Weight Watchers International, Inc. S	18,200	1,358,084

		2,776,205
Diversified financial services (0.2%)
MSCI, Inc. Class A †	19,100	637,749

		637,749
Electric utilities (1.0%)
FirstEnergy Corp.	26,112	1,173,996

Pepco Holdings, Inc. S	52,600	1,041,480

PNM Resources, Inc.	63,800	1,147,124

		3,362,600
Electrical equipment (2.2%)
AMETEK, Inc.	49,340	1,949,917

Hubbell, Inc. Class B S	36,615	2,189,211

Regal-Beloit Corp. S	12,896	685,164

Roper Industries, Inc.	15,850	1,285,435

Woodward, Inc.	30,400	1,029,952

		7,139,679
Electronic equipment, instruments, and components (0.3%)
Multi-Fineline Electronix, Inc. †	36,100	828,134

		828,134
Energy equipment and services (4.2%)
Atwood Oceanics, Inc. † S	31,300	1,337,762

Basic Energy Services, Inc. † S	73,781	1,353,144

Complete Production Services, Inc. †	17,100	560,880

Helix Energy Solutions Group, Inc. † S	72,900	1,316,574

Hercules Offshore, Inc. † S	129,100	489,289

Key Energy Services, Inc. †	169,858	2,196,264

Oil States International, Inc. † S	17,700	1,232,097

Parker Drilling Co. †	119,300	659,729

Patterson-UTI Energy, Inc.	48,600	987,552

Rowan Cos., Inc. †	14,500	500,105

COMMON STOCKS (97.0%)* cont.	Shares	Value

Energy equipment and services cont.
Superior Energy Services †	19,400	$545,528

TETRA Technologies, Inc. †	59,200	562,400

Tidewater, Inc. S	11,400	561,222

Unit Corp. †	22,651	1,111,258

		13,413,804
Food and staples retail (0.2%)
Nash Finch Co. S	29,223	769,149

		769,149
Food products (0.3%)
Fresh Del Monte Produce, Inc. S	36,200	921,652

		921,652
Health-care equipment and supplies (1.8%)
Align Technology, Inc. †	55,900	1,287,377

Cyberonics, Inc. †	21,700	624,960

Hill-Rom Holdings, Inc.	50,900	1,713,803

Hologic, Inc. †	58,900	949,468

Invacare Corp. S	26,979	605,679

SurModics, Inc. † S	67,251	708,826

		5,890,113
Health-care providers and services (4.9%)
Amedisys, Inc. †	33,009	433,408

AMERIGROUP Corp. †	55,172	3,069,218

AMN Healthcare Services, Inc. † S	170,366	807,535

Centene Corp. †	28,800	1,012,320

Chemed Corp.	16,100	955,696

Coventry Health Care, Inc. †	45,900	1,460,079

Cross Country Healthcare, Inc. †	89,430	447,150

Gentiva Health Services, Inc. † S	40,500	167,670

Health Net, Inc. †	42,700	1,186,633

Healthways, Inc. †	85,985	615,653

Kindred Healthcare, Inc. † S	46,800	545,220

LifePoint Hospitals, Inc. † S	24,700	954,902

Medcath Corp.	42,757	307,850

Molina Healthcare, Inc. † S	63,967	1,354,821

Omnicare, Inc. S	50,489	1,505,582

Universal American Corp. †	76,900	884,350

		15,708,087
Hotels, restaurants, and leisure (0.7%)
Jack in the Box, Inc. † S	29,800	613,284

Red Robin Gourmet Burgers, Inc. † S	53,800	1,348,766

Sonic Corp. †	44,300	328,263

		2,290,313
Household durables (2.1%)
CSS Industries, Inc.	22,177	467,491

Helen of Troy, Ltd. (Bermuda) †	85,016	2,459,513

Mohawk Industries, Inc. †	33,900	1,784,835

NVR, Inc. † S	1,369	879,925

Whirlpool Corp.	24,400	1,239,764

		6,831,528

COMMON STOCKS (97.0%)* cont.	Shares	Value

Household products (0.2%)
Church & Dwight Co., Inc.	17,426	$769,881

		769,881
Insurance (3.7%)
American Financial Group, Inc.	25,883	927,388

Amerisafe, Inc. †	14,896	321,009

Aspen Insurance Holdings, Ltd.	23,775	629,800

Delphi Financial Group Class A S	36,825	975,126

Endurance Specialty Holdings, Ltd. (Bermuda)	26,179	973,859

Hanover Insurance Group, Inc. (The) S	28,901	1,102,862

HCC Insurance Holdings, Inc.	30,707	817,113

RenaissanceRe Holdings, Ltd.	14,537	990,260

Safety Insurance Group, Inc.	28,645	1,220,850

SeaBright Insurance Holdings, Inc.	39,845	286,087

Selective Insurance Group S	63,573	1,019,075

Stancorp Financial Group S	29,422	998,583

Validus Holdings, Ltd.	17,848	488,321

W.R. Berkley Corp. S	33,689	1,172,714

		11,923,047
Internet software and services (1.3%)
IAC/InterActiveCorp. †	43,500	1,776,105

Open Text Corp. (Canada) †	20,800	1,269,216

ValueClick, Inc. † S	60,137	1,058,411

		4,103,732
IT services (2.8%)
Acxiom Corp. †	57,187	754,297

Alliance Data Systems Corp. † S	19,559	2,003,624

Broadridge Financial Solutions, Inc.	31,800	707,550

CSG Systems International, Inc. † S	59,300	844,432

DST Systems, Inc.	23,300	1,169,427

Global Payments, Inc.	23,054	1,058,640

NeuStar, Inc. Class A †	73,726	2,343,750

		8,881,720
Leisure equipment and products (1.0%)
Hasbro, Inc.	25,384	966,115

Jakks Pacific, Inc. S	18,313	347,398

Polaris Industries, Inc. S	30,100	1,906,534

		3,220,047
Life sciences tools and services (0.7%)
Bio-Rad Laboratories, Inc. Class A †	9,300	925,815

Parexel International Corp. †	61,700	1,359,251

		2,285,066
Machinery (6.2%)
Actuant Corp. Class A	229,100	5,154,750

AGCO Corp. †	26,319	1,153,562

EnPro Industries, Inc. † S	35,385	1,218,659

Gardner Denver, Inc.	18,434	1,425,501

Harsco Corp.	28,100	647,705

Kennametal, Inc.	43,100	1,676,159

Manitowoc Co., Inc. (The) S	147,568	1,635,053

Oshkosh Corp. †	87,900	1,833,594

COMMON STOCKS (97.0%)* cont.	Shares	Value

Machinery cont.
Terex Corp. †	50,100	$833,664

WABCO Holdings, Inc. †	89,100	4,473,711

		20,052,358
Media (0.8%)
Clear Channel Outdoor Holdings, Inc. Class A †	42,500	467,500

Gannett Co., Inc. S	174,100	2,035,229

		2,502,729
Metals and mining (2.5%)
Century Aluminum Co. † S	52,102	581,458

Cliffs Natural Resources, Inc. S	13,500	920,970

Coeur d’Alene Mines Corp. †	38,500	984,445

Commercial Metals Co.	48,700	605,341

Compass Minerals International, Inc.	11,851	901,506

Reliance Steel & Aluminum Co.	26,920	1,189,595

Schnitzer Steel Industries, Inc. Class A	8,700	407,160

Steel Dynamics, Inc.	63,800	796,862

Walter Energy, Inc.	20,500	1,550,825

		7,938,162
Multiline retail (0.9%)
Dollar Tree, Inc. †	25,401	2,031,064

Saks, Inc. † S	96,767	1,022,827

		3,053,891
Multi-utilities (0.3%)
Black Hills Corp. S	31,600	1,065,236

		1,065,236
Oil, gas, and consumable fuels (3.4%)
Alpha Natural Resources, Inc. †	41,705	1,002,588

Berry Petroleum Co. Class A S	25,205	870,833

Cabot Oil & Gas Corp. Class A	17,214	1,337,872

Clayton Williams Energy, Inc. † S	10,500	686,070

Contango Oil & Gas Co. † S	13,400	862,156

Petroleum Development Corp. † S	31,445	821,029

Scorpio Tankers, Inc. (Monaco) † S	62,767	401,081

Ship Finance International, Ltd. (Norway) S	46,917	671,382

SM Energy Co.	12,700	1,052,957

Stone Energy Corp. † S	33,300	808,857

Swift Energy Co. † S	30,016	919,090

W&T Offshore, Inc.	33,300	655,677

Whiting Petroleum Corp. †	16,728	778,688

		10,868,280
Paper and forest products (0.2%)
Domtar Corp. (Canada) S	9,700	794,527

		794,527
Personal products (0.7%)
Inter Parfums, Inc.	125,000	2,305,000

		2,305,000
Pharmaceuticals (2.5%)
Endo Pharmaceuticals Holdings, Inc. †	46,544	1,503,837

Medicis Pharmaceutical Corp. Class A S	82,343	3,152,913

Par Pharmaceutical Cos., Inc. †	33,515	1,025,559

Valeant Pharmaceuticals International, Inc. (Canada)	63,348	2,506,047

		8,188,356

COMMON STOCKS (97.0%)* cont.	Shares	Value

Professional services (2.0%)
Dun & Bradstreet Corp. (The) S	24,828	$1,660,000

Heidrick & Struggles International, Inc.	37,500	741,750

IHS, Inc. Class A †	20,349	1,709,113

TrueBlue, Inc. †	170,554	2,254,724

		6,365,587
Real estate investment trusts (REITs) (4.3%)
DiamondRock Hospitality Co.	174,811	1,582,040

Entertainment Properties Trust S	9,564	428,467

Hospitality Properties Trust S	87,694	2,107,287

Kimco Realty Corp.	32,522	568,159

LaSalle Hotel Properties	69,694	1,666,384

LTC Properties, Inc.	34,257	971,529

Macerich Co. (The)	19,313	961,015

National Health Investors, Inc.	20,262	905,509

National Retail Properties, Inc. S	30,378	827,801

Omega Healthcare Investors, Inc. S	70,942	1,259,930

Taubman Centers, Inc.	27,139	1,661,721

Ventas, Inc. S	18,963	1,054,532

		13,994,374
Real estate management and development (0.8%)
Jones Lang LaSalle, Inc.	38,300	2,474,946

		2,474,946
Road and rail (0.4%)
Arkansas Best Corp.	44,767	922,200

Con-way, Inc.	12,100	356,587

		1,278,787
Semiconductors and semiconductor equipment (5.9%)
Amkor Technologies, Inc. † S	177,000	856,680

Cymer, Inc. † S	15,800	686,510

Fairchild Semiconductor International, Inc. †	71,000	1,062,870

International Rectifier Corp. †	56,900	1,382,101

Intersil Corp. Class A	77,907	932,547

KLA-Tencor Corp. S	21,126	994,823

Lam Research Corp. †	19,772	849,998

MKS Instruments, Inc.	40,700	1,084,248

Novellus Systems, Inc. † S	33,727	1,165,268

Omnivision Technologies, Inc. † S	101,000	1,647,310

ON Semiconductor Corp. †	188,100	1,423,917

PMC — Sierra, Inc. †	209,100	1,325,694

RF Micro Devices, Inc. † S	166,300	1,220,642

Silicon Laboratories, Inc. † S	29,200	1,248,300

Skyworks Solutions, Inc. †	88,400	1,751,204

Teradyne, Inc. † S	91,300	1,307,416

		18,939,528
Software (4.4%)
ANSYS, Inc. †	31,535	1,714,243

Autodesk, Inc. †	18,300	633,180

Blackbaud, Inc.	48,993	1,373,274

FactSet Research Systems, Inc.	9,008	895,575

COMMON STOCKS (97.0%)* cont.	Shares	Value

Software cont.
Fair Isaac Corp.	41,001	$1,121,377

Manhattan Associates, Inc. †	29,700	1,257,795

MicroStrategy, Inc. †	10,397	1,370,013

Perfect World Co., Ltd. ADR (China) †	39,200	509,992

Progress Software Corp. †	48,050	1,011,933

Quest Software, Inc. †	46,300	814,417

Synopsys, Inc. †	54,831	1,470,019

TIBCO Software, Inc. †	33,998	982,202

Websense, Inc. † S	59,614	1,063,514

		14,217,534
Specialty retail (2.8%)
Aeropostale, Inc. † S	66,703	911,163

ANN, Inc. †	87,042	2,318,799

Buckle, Inc. (The) S	31,911	1,421,954

Cabela’s, Inc. †	94,700	2,359,924

Cato Corp. (The) Class A S	16,485	422,511

Jos. A. Bank Clothiers, Inc. † S	21,337	1,140,249

Systemax, Inc. † S	34,746	525,707

		9,100,307
Textiles, apparel, and luxury goods (1.4%)
Jones Group, Inc. (The)	143,300	1,600,661

Kenneth Cole Productions, Inc. Class A †	48,660	523,582

Maidenform Brands, Inc. † S	34,308	843,291

Perry Ellis International, Inc. † S	24,207	607,596

Wolverine World Wide, Inc.	21,483	814,850

		4,389,980
Thrifts and mortgage finance (0.9%)
Kaiser Federal Financial Group, Inc.	110,696	1,301,785

Provident New York Bancorp	221,098	1,536,631

		2,838,416
Tobacco (0.2%)
Universal Corp. S	17,394	744,811

		744,811
Trading companies and distributors (1.2%)
Applied Industrial Technologies, Inc. S	72,106	2,424,204

GATX Corp. S	42,078	1,598,114

		4,022,318

Total common stocks (cost $265,991,567)		$312,209,200

SHORT-TERM INVESTMENTS (22.5%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	63,740,899	$63,740,899

Putnam Money Market Liquidity Fund 0.05% [e]	7,680,884	7,680,884

U.S. Treasury Bills with effective yields ranging from
0.075% to 0.097%, July 26, 2012 #	$1,060,000	1,059,246

Total short-term investments (cost $72,481,029)		$72,481,029

TOTAL INVESTMENTS

Total investments (cost $338,472,596)		$384,690,229

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $321,803,689.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 10/31/11 (Unaudited)
Number of			Expiration	Unrealized
	contracts	Value	date	appreciation

Russell 2000 Index Mini (Long)	38	$2,809,340	Dec-11	$201,515

S&P 500 Index (Long)	1	312,325	Dec-11	25,021

S&P Mid Cap 400 Index E-Mini (Long)	28	2,481,080	Dec-11	162,714

Total				$389,250

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$40,290,467	$—	$—

Consumer staples	7,549,965	—	—

Energy	24,282,084	—	—

Financials	65,968,045	1,894,609	—

Health care	33,469,117	—	—

Industrials	53,252,464	—	—

Information technology	57,161,146	112,049	—

Materials	23,801,418	—	—

Utilities	4,427,836	—	—

Total common stocks	310,202,542	2,006,658	—

Short-term investments	7,680,884	64,800,145	—

Totals by level	$317,883,426	$66,806,803	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$389,250	$—	$—

Totals by level	$389,250	$—	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $59,550,993 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $267,050,813)	$313,268,446
Affiliated issuers (identified cost $71,421,783) (Notes 1 and 6)	71,421,783

Cash	327,180

Dividends, interest and other receivables	516,254

Receivable for shares of the fund sold	526,285

Receivable for investments sold	2,316,344

Total assets	388,376,292

LIABILITIES

Payable for variation margin (Note 1)	116,754

Payable for investments purchased	1,497,483

Payable for shares of the fund repurchased	690,783

Payable for compensation of Manager (Note 2)	162,397

Payable for investor servicing fees (Note 2)	78,042

Payable for custodian fees (Note 2)	6,915

Payable for Trustee compensation and expenses (Note 2)	112,058

Payable for administrative services (Note 2)	1,192

Payable for distribution fees (Note 2)	82,108

Collateral on securities loaned, at value (Note 1)	63,740,899

Other accrued expenses	83,972

Total liabilities	66,572,603

Net assets	$321,803,689

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$375,376,921

Accumulated net investment loss (Note 1)	(165,221)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(100,014,894)

Net unrealized appreciation of investments	46,606,883

Total — Representing net assets applicable to capital shares outstanding	$321,803,689

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($236,000,671 divided by 21,188,586 shares)	$11.14

Offering price per class A share (100/94.25 of $11.14)*	$11.82

Net asset value and offering price per class B share ($15,998,917 divided by 1,592,778 shares)**	$10.04

Net asset value and offering price per class C share ($19,539,885 divided by 1,923,166 shares)**	$10.16

Net asset value and redemption price per class M share ($4,730,156 divided by 452,768 shares)	$10.45

Offering price per class M share (100/96.50 of $10.45)*	$10.83

Net asset value, offering price and redemption price per class R share
($10,235,713 divided by 936,185 shares)	$10.93

Net asset value, offering price and redemption price per class Y share
($35,298,347 divided by 3,101,266 shares)	$11.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 10/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $3,095)	$2,011,137

Interest (including interest income of $1,538 from investments in affiliated issuers) (Note 6)	1,809

Securities lending (Note 1)	97,641

Total investment income	2,110,587

EXPENSES

Compensation of Manager (Note 2)	1,070,695

Investor servicing fees (Note 2)	539,108

Custodian fees (Note 2)	12,108

Trustee compensation and expenses (Note 2)	11,145

Administrative services (Note 2)	4,141

Distribution fees — Class A (Note 2)	311,204

Distribution fees — Class B (Note 2)	92,633

Distribution fees — Class C (Note 2)	100,428

Distribution fees — Class M (Note 2)	19,303

Distribution fees — Class R (Note 2)	23,896

Other	100,887

Total expenses	2,285,548

Expense reduction (Note 2)	(9,740)

Net expenses	2,275,808

Net investment loss	(165,221)

Net realized gain on investments (Notes 1 and 3)	7,230,762

Net realized gain on futures contracts (Note 1)	418,187

Net realized loss on foreign currency transactions (Note 1)	(6)

Net unrealized depreciation of investments and futures contracts during the period	(70,944,904)

Net loss on investments	(63,295,961)

Net decrease in net assets resulting from operations	$(63,461,182)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 10/31/11*	Year ended 4/30/11

Operations:
Net investment loss	$(165,221)	$(149,394)

Net realized gain on investments
and foreign currency transactions	7,648,943	30,352,936

Net unrealized appreciation (depreciation) of investments	(70,944,904)	49,994,704

Net increase (decrease) in net assets resulting
from operations	(63,461,182)	80,198,246

Increase in capital from settlement payments (Note 7)	275,126	—

Redemption fees (Note 1)	12,957	39,175

Decrease from capital share transactions (Note 4)	(7,673,293)	(1,499,576)

Total increase (decrease) in net assets	(70,846,392)	78,737,845

NET ASSETS

Beginning of period	392,650,081	313,912,236

End of period (including accumulated net investment
loss of $165,221 and no monies, respectively)	$321,803,689	$392,650,081

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees [b]	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2011**	$13.26	— [b]	(2.13)	(2.13)	—	—	—	—	—	.01 [e]	$11.14	(15.99)*	$236,001	.64 *	(.01) *	14 *
April 30, 2011	10.35	— [b]	2.91	2.91	—	—	—	—	—	—	13.26	28.12	291,660	1.28	.04	23
April 30, 2010	6.49	.01	3.88	3.89	(.03)	—	— [b]	(.03)	—	—	10.35	60.03	234,809	1.39	.09	30
April 30, 2009	9.25	.05	(2.75)	(2.70)	(.06)	—	—	(.06)	—	—	6.49	(29.16)	163,115	1.35 [f]	.71 [f]	58
April 30, 2008	12.49	.08	(2.33)	(2.25)	(.05)	(.94)	—	(.99)	—	—	9.25	(18.45)	341,118	1.23 [f]	.71 [f]	37
April 30, 2007	12.60	.03	1.36	1.39	— [b]	(1.50)	—	(1.50)	—	—	12.49	11.72	508,647	1.23 [f]	.23 [f]	59

Class B
October 31, 2011**	$12.00	(.04)	(1.93)	(1.97)	—	—	—	—	—	.01 [e]	$10.04	(16.33)*	$15,999	1.02 *	(.39) *	14 *
April 30, 2011	9.43	(.07)	2.64	2.57	—	—	—	—	—	—	12.00	27.25	23,730	2.03	(.69)	23
April 30, 2010	5.94	(.05)	3.54	3.49	—	—	—	—	—	—	9.43	58.75	34,146	2.14	(.65)	30
April 30, 2009	8.45	— [b]	(2.51)	(2.51)	—	—	—	—	—	—	5.94	(29.70)	34,319	2.10 [f]	(.05) [f]	58
April 30, 2008	11.54	— [b]	(2.15)	(2.15)	—	(.94)	—	(.94)	—	—	8.45	(19.11)	81,892	1.98 [f]	(.04) [f]	37
April 30, 2007	11.83	(.06)	1.27	1.21	—	(1.50)	—	(1.50)	—	—	11.54	10.92	167,550	1.98 [f]	(.53) [f]	59

Class C
October 31, 2011**	$12.14	(.04)	(1.95)	(1.99)	—	—	—	—	—	.01 [e]	$10.16	(16.31)*	$19,540	1.02 *	(.39) *	14 *
April 30, 2011	9.55	(.07)	2.66	2.59	—	—	—	—	—	—	12.14	27.12	21,286	2.03	(.72)	23
April 30, 2010	6.02	(.05)	3.58	3.53	—	—	—	—	—	—	9.55	58.64	13,492	2.14	(.66)	30
April 30, 2009	8.55	— [b]	(2.53)	(2.53)	—	—	—	—	—	—	6.02	(29.59)	8,907	2.10 [f]	(.04) [f]	58
April 30, 2008	11.66	— [b]	(2.17)	(2.17)	—	(.94)	—	(.94)	—	—	8.55	(19.09)	18,438	1.98 [f]	(.04) [f]	37
April 30, 2007	11.94	(.06)	1.28	1.22	—	(1.50)	—	(1.50)	—	—	11.66	10.89	34,473	1.98 [f]	(.52) [f]	59

Class M
October 31, 2011**	$12.46	(.03)	(1.99)	(2.02)	—	—	—	—	—	.01 [e]	$10.45	(16.13) *	$4,730	.89 *	(.27) *	14 *
April 30, 2011	9.78	(.05)	2.73	2.68	—	—	—	—	—	—	12.46	27.40	6,327	1.78	(.45)	23
April 30, 2010	6.15	(.03)	3.66	3.63	—	—	—	—	—	—	9.78	59.03	5,700	1.89	(.41)	30
April 30, 2009	8.73	.01	(2.59)	(2.58)	— [b]	—	—	—	—	—	6.15	(29.50)	4,034	1.85 [f]	.20 [f]	58
April 30, 2008	11.84	.02	(2.19)	(2.17)	—	(.94)	—	(.94)	—	—	8.73	(18.78)	7,995	1.73 [f]	.21 [f]	37
April 30, 2007	12.07	(.03)	1.30	1.27	—	(1.50)	—	(1.50)	—	—	11.84	11.20	15,921	1.73 [f]	(.27) [f]	59

Class R
October 31, 2011**	$13.03	(.02)	(2.09)	(2.11)	—	—	—	—	—	.01 [e]	$10.93	(16.12) *	$10,236	.77 *	(.13) *	14 *
April 30, 2011	10.19	(.03)	2.87	2.84	—	—	—	—	—	—	13.03	27.87	9,100	1.53	(.23)	23
April 30, 2010	6.41	(.01)	3.81	3.80	(.02)	—	— [b]	(.02)	—	—	10.19	59.27	3,337	1.64	(.17)	30
April 30, 2009	9.12	.03	(2.70)	(2.67)	(.04)	—	—	(.04)	—	—	6.41	(29.22)	1,845	1.60 [f]	.46 [f]	58
April 30, 2008	12.34	.05	(2.30)	(2.25)	(.03)	(.94)	—	(.97)	—	—	9.12	(18.67)	2,577	1.48 [f]	.47 [f]	37
April 30, 2007	12.49	— [b]	1.35	1.35	—	(1.50)	—	(1.50)	—	—	12.34	11.48	2,610	1.48 [f]	(.02) [f]	59

Class Y
October 31, 2011**	$13.53	.01	(2.17)	(2.16)	—	—	—	—	—	.01 [e]	$11.38	(15.89) *	$35,298	.52 *	.11 *	14 *
April 30, 2011	10.53	.03	2.97	3.00	—	—	—	—	—	—	13.53	28.49	40,547	1.03	.28	23
April 30, 2010	6.61	.03	3.94	3.97	(.05)	—	— [b]	(.05)	—	—	10.53	60.20	22,430	1.14	.33	30
April 30, 2009	9.43	.08	(2.82)	(2.74)	(.08)	—	—	(.08)	—	—	6.61	(28.92)	13,283	1.10 [f]	1.00 [f]	58
April 30, 2008	12.72	.11	(2.38)	(2.27)	(.08)	(.94)	—	(1.02)	—	—	9.43	(18.27)	338,526	.98 [f]	.97 [f]	37
April 30, 2007	12.79	.06	1.40	1.46	(.03)	(1.50)	—	(1.53)	—	—	12.72	12.12	432,748	.98 [f]	.48 [f]	59

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 7).

f Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2009	0.01%

April 30, 2008	<0.01

April 30, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

36

Notes to financial statements 10/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks long-term growth of capital. The fund invests mainly in common stocks (growth or value or both) of small and midsize U.S. companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential, such as stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied on any shares that were redeemed (either by selling or exchanging into another fund) within 90 days of purchase. Effective August 2, 2010, this redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 60 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant

37

extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Futures contracts The fund uses futures contracts to equitize cash. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of

38

the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average number of contracts of approximately 50 on futures contracts for the reporting period.

E) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $60,422,513. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $63,740,899.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2011, the fund had a capital loss carryover of $104,326,426 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$62,275,371	April 30, 2017

42,051,055	April 30, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain

39

their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $341,270,038, resulting in gross unrealized appreciation and depreciation of $73,477,676 and $30,057,485, respectively, or net unrealized appreciation of $43,420,191.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,
0.730%	of the next $5 billion,
0.680%	of the next $10 billion,
0.630%	of the next $10 billion,
0.580%	of the next $50 billion,
0.560%	of the next $50 billion,
0.550%	of the next $100 billion,
0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

40

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $370 under the expense offset arrangements and by $9,370 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $220, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,208 and no monies from the sale of class A and class M shares, respectively, and received $4,035 and $638 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2,337 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $46,920,885 and $50,144,525, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/11		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	1,925,167	$21,848,021	5,000,510	$55,424,217

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	1,925,167	21,848,021	5,000,510	55,424,217

Shares repurchased	(2,738,871)	(31,317,635)	(5,694,239)	(59,193,979)

Net decrease	(813,704)	$(9,469,614)	(693,729)	$(3,769,762)

41

	Six months ended 10/31/11		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	77,380	$809,806	241,865	$2,434,572

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	77,380	809,806	241,865	2,434,572

Shares repurchased	(462,087)	(4,788,632)	(1,883,622)	(18,060,268)

Net decrease	(384,707)	$(3,978,826)	(1,641,757)	$(15,625,696)

	Six months ended 10/31/11		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	402,711	$4,386,648	618,329	$6,647,155

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	402,711	4,386,648	618,329	6,647,155

Shares repurchased	(233,005)	(2,369,999)	(278,113)	(2,742,172)

Net increase	169,706	$2,016,649	340,216	$3,904,983

	Six months ended 10/31/11		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	25,561	$279,814	43,775	$474,639

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	25,561	279,814	43,775	474,639

Shares repurchased	(80,420)	(907,739)	(119,117)	(1,199,913)

Net decrease	(54,859)	$(627,925)	(75,342)	$(725,274)

	Six months ended 10/31/11		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	448,259	$5,195,617	629,399	$6,934,302

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	448,259	5,195,617	629,399	6,934,302

Shares repurchased	(210,539)	(2,334,217)	(258,217)	(2,962,344)

Net increase	237,720	$2,861,400	371,182	$3,971,958

	Six months ended 10/31/11		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	543,010	$6,630,613	1,485,514	$17,561,511

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	543,010	6,630,613	1,485,514	17,561,511

Shares repurchased	(438,736)	(5,105,590)	(618,127)	(6,817,296)

Net increase	104,274	$1,525,023	867,387	$10,744,215

42

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net assets —
Unrealized appreciation /
Equity contracts	(depreciation)	$389,250*		$—

Total		$389,250		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$418,187	$418,187

Total	$418,187	$418,187

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Total

Equity contracts	$(150,675)	$(150,675)

Total	$(150,675)	$(150,675)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $1,538 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $28,829,362 and $37,897,770, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $264,666 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $10,460 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

43

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

44

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert E. Patterson	Mark C. Trenchard
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	Robert L. Reynolds	BSA Compliance Officer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Robert T. Burns
	Officers	Vice President and
Investment Sub-Manager	Robert L. Reynolds	Chief Legal Officer
Putnam Investments Limited	President
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Jonathan S. Horwitz	Vice President
Executive Vice President,
Marketing Services	Principal Executive	Judith Cohen
Putnam Retail Management	Officer, Treasurer and	Vice President, Clerk and
One Post Office Square	Compliance Liaison	Assistant Treasurer
Boston, MA 02109
	Steven D. Krichmar	Michael Higgins
Custodian	Vice President and	Vice President, Senior Associate
State Street Bank	Principal Financial Officer	Treasurer and Assistant Clerk
and Trust Company
	Janet C. Smith	Nancy E. Florek
Legal Counsel	Vice President, Assistant	Vice President, Assistant Clerk,
Ropes & Gray LLP	Treasurer and Principal	Assistant Treasurer and
	Accounting Officer	Proxy Manager
Trustees
Jameson A. Baxter, Chair	Beth S. Mazor	Susan G. Malloy
Ravi Akhoury	Vice President	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer
Paul L. Joskow
Kenneth R. Leibler

This report is for the information of shareholders of Putnam Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA068
270976 12/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2012

Date of reporting period:	May 1, 2011 — October 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMVAX

Putnam Multi-Cap Value Fund

Semiannual report
10|31|11

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Multi-Cap
Value Fund

Semiannual report
10 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	20

Message from the Trustees

Dear Fellow Shareholder:

As we move toward the end of 2011, we have seen markets experience heightened levels of volatility because of global economic uncertainty. Following a solid October rebound, U.S. markets are holding on to modest gains.

Volatility will likely remain a dominant characteristic of the markets as the U.S. economy continues to battle high unemployment and a weak housing market, and Europe seeks a lasting resolution to its debt woes. While volatility is unsettling, long-term investors should understand that it has also created opportunities for active managers. Putnam’s team of investment professionals is working to identify attractive investments while also guarding against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994.

Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund’s manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies under its multi-cap value investment mandate.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund’s portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that are attractively priced in relation to the company’s earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund’s manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam’s analysts generate independent research and visit regularly with companies, seeking information that hasn’t already factored into stock prices.

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company’s entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund targets companies whose stocks are priced below their long-term potential, and where there may be a catalyst for positive change.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund’s returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 21–26.

2	3

Performance snapshot

Annualized total return (%) comparison as of 10/31/11

- **The fund — class A shares before sales charge**
  Putnam Multi-Cap Value Fund (PMVAX)
- **Fund's benchmark**
  Russell 3000 Value Index
- **Fund's Lipper peer group average**
  Multi-Cap Value Funds

8.04
3.54
4.57
6.40
4.80
4.87
15.63
8.84
11.91
5.35
5.94
4.54
LIFE OF FUND
(since 11/1/99)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*
–0.17
–2.01
–1.44
–12.16
–9.86
–11.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4

Interview with your fund’s portfolio manager

James A. Polk, CFA

Jim, European sovereign credit woes gave investors good reason to be cautious during the reporting period. How did Putnam Multi-Cap Value Fund perform for the six months ended October 31, 2011?

During the reporting period, the economic backdrop was quite volatile, with U.S. equity prices being driven more by macro events than by corporate fundamentals. Stocks — no matter their market capitalization or investment style — retreated, contributing to disappointing performance for the six-month period. Value stocks struggled more than growth stocks, and smaller companies lagged their larger brethren.

Investors could not ignore the deterioration in the European sovereign debt situation and the risk that it posed for Europe’s banking institutions. During the third quarter 2011, fears that the region’s growth might slow, or even tip into a recession, was especially pronounced. Investors shifted out of the more vulnerable cyclical sectors, whose fates are tied to economic growth, into more defensive, lower-risk sectors that tend to be resilient in slower-growth periods. Concerns over weak U.S. economic data and slowing growth in China, two regions that investors had hoped would provide some counterweight to Europe’s ailing economy, further stressed the markets. Given the more somber mood of investors, the defensive sectors of the economy were the relatively better-performing sectors of the market, although most sectors posted negative results for the reporting period.

In the final weeks of the period, global equity markets rallied on signs that European leaders were making headway in shoring up the eurozone’s growth prospects. Global equities rallied across the board, and the fund’s focus on U.S. stocks was especially

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

5

advantageous. U.S. stocks outperformed non-U.S. stocks in October, with the S&P 500 Index’s 10.93% return surpassing the 9.64% return for international stocks as measured by the MSCI EAFE Index. The rally helped to offset losses for the period, but the fund, as with the overall market, turned in a disappointing performance.

Was the fund’s value-oriented focus and emphasis on smaller companies beneficial during the period?

Focusing on valuation as a method for selecting stocks was not particularly effective, as the most expensive stocks were the best performers. Inexpensive stocks, even if their fundamentals were strong, lagged — especially if they were in the more economically sensitive sectors.

From a market capitalization perspective, large, mega-cap stocks were among the better performers, relatively speaking, although companies of all sizes struggled during the period. This can be the case during periods of uncertainty when investors are nervous because, often times, the most expensive names can be household names — large, well-established companies that represent relative safety in the minds of investors. The fund had a relative underweight position in large-company stocks, which hurt results, as did the fund’s higher exposure to small and midsize companies, which lagged the overall market.

With valuation playing less of a role in the performance of stocks than the defensive attributes of a sector, consumer staples and utilities contributed positively to fund performance for the period on an absolute basis. Three sectors — consumer discretionary, industrials, and consumer staples — were positive contributors for the fund relative to the benchmark. On the other hand, the economically sensitive materials sector was a drag on performance, absolutely and relatively speaking, as was the beleaguered financials sector amid concerns about European banks.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6

Given the market correction during the period, were there any significant changes in overall strategy during the period?

No, our strategy for finding attractive investments remains the same and involves looking at stocks along a continuum. At one end, we see very cheap, contrarian stocks, where it might take several years for those companies’ prospects to improve. These are often out-of-favor growth stocks or economically sensitive stocks that have been oversold because of concerns about the economy. As we move along the continuum, we find companies whose prospects are good and/ or are improving. The valuations of these stocks are still cheap because the market hasn’t yet picked up on the improvements in these companies’ prospects. In this scenario, we often are looking for a catalyst that can ignite a company’s growth potential. Finally, at the far end of the spectrum, there are companies that are well managed and have healthy business momentum, and their stock-price valuations closely reflect their favorable prospects.

We believe that owning stocks along this continuum provides a framework for achieving competitive returns in different market conditions. As opportunities present themselves, we will shift our exposure accordingly. Given the downdraft in the market during the reporting period, we believe that the inexpensive, contrarian class of stocks is most appealing and, accordingly, have shifted the fund’s positioning slightly in favor of those stocks.

Can you tell us about specific stocks that detracted from performance?

Huntsman, a global manufacturer and marketer of differentiated chemicals for a

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/11. Short-term holdings are excluded. Holdings will vary over time.

7

wide range of industries, has two key products propelling its growth: titanium dioxide that goes into paints, and polyurethane, which has extensive applications in many industries. Concerns about an economic slowdown led to decreased demand for its products, adversely affecting profits.

Alpha Natural Resources, a leading U.S. producer of metallurgical coal, struggled. As a major exporter to China, the company was hurt by concerns about China’s slowing growth. However, we think the potential savings created by the company’s acquisition of Massey Energy, exaggerated concerns about Chinese growth, and a cheap valuation make the company a compelling investment.

Could you share some of the stocks that held up well amid the market downturn?

Early in the period, we established a sizable position in Apple when the stock price was under pressure due to concerns about potential iPhone delays and worries about the long-term prospects of the company given the illness of co-founder Steve Jobs. We believed that the valuation at the time of purchase was unsustainably low and established a large position in the stock (approximately 3% of the fund’s net assets at the time of purchase) in June. We think the fundamental outlook for Apple remains strong given its range of innovative next-generation products and strong balance sheet that holds considerable cash reserves. Our confidence in the stock was rewarded, as it was the fund’s top-performing stock for the period.

In the consumer staples arena, Mead Johnson Nutrition, which develops products to meet the nutritional needs of infants and children, is gaining market share by expanding sales of its baby formula worldwide.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology placed in effect within the past six months.

8

What criteria are you using to select new holdings after such a difficult period, and is there reason to think market conditions will improve in the foreseeable future?

We think the equity markets are in a period of high volatility, high stock correlations, and shorter business cycles. Given this outlook, we need to be even more strategic in finding stocks whose valuations do not fairly reflect the companies’ prospects. Consequently, we are using more of a barbell approach to investing, in which we are more willing to hold on longer to some of the fund’s bigger positions and ride out the bouts of volatility if we think their long-term prospects remain positive. In addition, we want to pair those holdings with opportunistic stocks that might perform favorably in the shorter term amid the heightened volatility.

With regard to market outlook, most of the structural issues are well documented. But until there is greater clarity on the direction of growth in the United States as well as globally, we believe the U.S. stock market will continue to experience higher-than-average volatility and higher-than-average stock correlations. However, given the market’s sell-off over the summer months, stock-price valuations have become extremely cheap in our view. Consequently, we have instituted a more pro-cyclical bent in the portfolio, as we think there is an opportunity for a cyclical rebound once market jitters subside.

Thank you, Jim, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager James A. Polk has an M.B.A. from Babson College and a B.A. from Colby College. A CFA charterholder, he joined Putnam in 1998 and has been in the investment industry since 1994.

IN THE NEWS

The U.S. unemployment picture, dim for many months, showed a glimmer of hope in October. The Labor Department reported that the private sector added 104,000 jobs, which was offset by the reduction of 24,000 government positions for a net increase of 80,000 jobs. The nation’s unemployment rate fell to 9%, the lowest since April. The U.S. economy has regained 2.3 million of the nearly 8.8 million jobs lost during the Great Recession. Employment gains in the private sector were achieved across a number of industries, including health care, manufacturing, mining, and professional services.

9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2011, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.04%	7.51%	7.24%	7.24%	7.24%	7.24%	7.51%	7.19%	7.79%	8.27%

10 years	85.93	75.26	72.46	72.46	72.47	72.47	76.74	70.61	81.44	90.61
Annual average	6.40	5.77	5.60	5.60	5.60	5.60	5.86	5.49	6.14	6.66

5 years	–0.84	–6.54	–4.51	–5.94	–4.49	–4.49	–3.31	–6.69	–2.00	0.52
Annual average	–0.17	–1.34	–0.92	–1.22	–0.91	–0.91	–0.67	–1.38	–0.40	0.10

3 years	54.61	45.73	51.08	48.08	51.22	51.22	52.27	46.98	53.48	55.96
Annual average	15.63	13.37	14.75	13.98	14.78	14.78	15.05	13.70	15.35	15.97

1 year	5.35	–0.74	4.60	–0.40	4.61	3.61	4.87	1.24	5.15	5.67

6 months	–12.16	–17.19	–12.48	–16.86	–12.50	–13.37	–12.42	–15.47	–12.28	–12.05

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10

Comparative index returns For periods ended 10/31/11

		Lipper Multi-Cap Value Funds
	Russell 3000 Value Index	category average*

Annual average (life of fund)	3.54%	4.57%

10 years	59.80	63.88
Annual average	4.80	4.87

5 years	–9.63	–6.51
Annual average	–2.01	–1.44

3 years	28.94	41.23
Annual average	8.84	11.91

1 year	5.94	4.54

6 months	–9.86	–11.41

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/11, there were 310, 296, 258, 213, 104, and 54 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/11

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/11	$13.49	$14.31	$12.74	$12.72	$13.04	$13.51	$13.27	$13.53

10/31/11	11.85	12.57	11.15	11.13	11.42	11.83	11.64	11.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/99)		(1/16/01)		(1/16/01)		(1/16/01)		(4/1/03)	(4/2/02)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	7.00%	6.47%	6.21%	6.21%	6.21%	6.21%	6.47%	6.15%	6.74%	7.22%

10 years	69.67	59.96	57.54	57.54	57.51	57.51	61.47	55.85	65.49	73.87
Annual average	5.43	4.81	4.65	4.65	4.65	4.65	4.91	4.54	5.17	5.69

5 years	–7.39	–12.71	–10.81	–12.14	–10.81	–10.81	–9.76	–12.91	–8.57	–6.17
Annual average	–1.52	–2.68	–2.26	–2.56	–2.26	–2.26	–2.03	–2.73	–1.78	–1.26

3 years	7.68	1.47	5.33	2.33	5.34	5.34	6.09	2.33	6.82	8.55
Annual average	2.50	0.49	1.75	0.77	1.75	1.75	1.99	0.77	2.22	2.77

1 year	–4.53	–10.02	–5.18	–9.92	–5.28	–6.23	–5.07	–8.42	–4.81	–4.29

6 months	–19.80	–24.42	–20.06	–24.06	–20.10	–20.90	–20.02	–22.82	–19.91	–19.68

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 4/30/11*	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Annualized expense ratio for the six-month period
ended 10/31/11	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Restated to reflect projected expenses under a management contract effective 9/1/10.

12

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2011, to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.52	$9.05	$9.05	$7.87	$6.70	$4.35

Ending value (after expenses)	$878.40	$875.20	$875.00	$875.80	$877.20	$879.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2011, use the following calculation method. To find the value of your investment on May 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.94	$9.73	$9.73	$8.47	$7.20	$4.67

Ending value (after expenses)	$1,019.25	$1,015.48	$1,015.48	$1,016.74	$1,018.00	$1,020.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2011, Putnam employees had approximately $325,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees

16

generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 4th quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most

17

recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

18

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds  and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 345, 288 and 244 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20

The fund’s portfolio 10/31/11 (Unaudited)

COMMON STOCKS (97.8%)*	Shares	Value

Beverages (2.1%)
Coca-Cola Enterprises, Inc.	358,400	$9,612,288

		9,612,288
Biotechnology (0.5%)
Amarin Corp. PLC ADR (Ireland) † S	249,520	2,345,488

		2,345,488
Building products (0.8%)
Fortune Brands Home & Security, Inc. †	147,300	2,140,269

USG Corp. † S	135,800	1,257,508

		3,397,777
Capital markets (2.7%)
Ameriprise Financial, Inc.	100,162	4,675,562

E*Trade Financial Corp. †	248,018	2,690,995

Fortress Investment Group LLC Class A †	641,100	2,288,727

Legg Mason, Inc. S	88,100	2,422,750

		12,078,034
Chemicals (3.6%)
Celanese Corp. Ser. A	111,900	4,873,245

Georgia Gulf Corp. †	68,600	1,241,660

Huntsman Corp.	285,300	3,349,422

LyondellBasell Industries NV Class A (Netherlands)	215,300	7,074,758

		16,539,085
Commercial banks (7.7%)
Bancorp, Inc. †	567,699	4,564,300

Comerica, Inc.	38,700	988,785

Cullen/Frost Bankers, Inc. S	35,600	1,745,824

Fifth Third Bancorp	223,500	2,684,235

First Horizon National Corp. S	433,400	3,029,466

Huntington Bancshares, Inc.	515,450	2,670,031

Popular, Inc. (Puerto Rico) †	1,095,800	2,038,188

SunTrust Banks, Inc.	131,070	2,586,011

SVB Financial Group † S	64,900	2,981,506

Webster Financial Corp.	127,600	2,506,064

Wells Fargo & Co.	365,700	9,475,287

		35,269,697
Commercial services and supplies (1.3%)
Healthcare Services Group, Inc. S	338,618	5,875,022

		5,875,022
Communications equipment (3.5%)
Cisco Systems, Inc.	259,200	4,802,976

Polycom, Inc. †	78,400	1,295,952

Qualcomm, Inc.	83,200	4,293,120

Sycamore Networks, Inc.	124,200	2,387,124

Tellabs, Inc. S	682,400	2,954,792

		15,733,964
Computers and peripherals (4.3%)
Apple, Inc. †	33,600	13,600,608

SanDisk Corp. †	120,100	6,085,467

		19,686,075
Consumer finance (0.3%)
Discover Financial Services S	64,100	1,510,196

		1,510,196

21

COMMON STOCKS (97.8%)* cont.	Shares	Value

Containers and packaging (3.1%)
Silgan Holdings, Inc.	376,400	$14,130,056

		14,130,056
Diversified financial services (1.4%)
JPMorgan Chase & Co.	184,700	6,420,172

		6,420,172
Electric utilities (1.0%)
Great Plains Energy, Inc. S	227,900	4,726,646

		4,726,646
Electrical equipment (1.2%)
AMETEK, Inc.	140,050	5,534,776

		5,534,776
Energy equipment and services (4.8%)
Baker Hughes, Inc.	39,800	2,308,002

Ensco International PLC ADR (United Kingdom)	73,800	3,664,908

Hornbeck Offshore Services, Inc. †	74,800	2,456,432

Key Energy Services, Inc. †	350,000	4,525,500

National Oilwell Varco, Inc.	99,200	7,075,936

Oil States International, Inc. † S	27,300	1,900,353

		21,931,131
Food products (1.9%)
Mead Johnson Nutrition Co. Class A	119,200	8,564,520

		8,564,520
Health-care equipment and supplies (3.2%)
Covidien PLC (Ireland)	150,042	7,057,976

Merit Medical Systems, Inc. † S	281,380	3,776,120

St. Jude Medical, Inc.	98,200	3,829,800

		14,663,896
Health-care providers and services (8.3%)
Aetna, Inc.	177,200	7,045,472

AmerisourceBergen Corp. S	135,500	5,528,400

Coventry Health Care, Inc. †	200,300	6,371,543

Humana, Inc.	33,521	2,845,598

Lincare Holdings, Inc. S	216,250	5,092,688

Mednax, Inc. †	103,500	6,810,300

PSS World Medical, Inc. † S	174,700	3,887,075

		37,581,076
Hotels, restaurants, and leisure (0.5%)
Domino’s Pizza, Inc. † S	68,400	2,190,852

		2,190,852
Household durables (1.6%)
Newell Rubbermaid, Inc.	268,244	3,970,011

NVR, Inc. † S	5,500	3,535,125

		7,505,136
Household products (3.1%)
Church & Dwight Co., Inc. S	209,300	9,246,874

Energizer Holdings, Inc. † S	29,400	2,169,426

Spectrum Brands Holdings, Inc. †	101,300	2,570,994

		13,987,294
Industrial conglomerates (2.6%)
Tyco International, Ltd.	263,500	12,002,425

		12,002,425
Insurance (6.6%)
Aflac, Inc.	78,600	3,544,074

Assured Guaranty, Ltd. (Bermuda) S	177,700	2,263,898

22

COMMON STOCKS (97.8%)* cont.	Shares	Value

Insurance cont.
Employers Holdings, Inc. S	221,335	$3,590,054

Hanover Insurance Group, Inc. (The)	118,900	4,537,224

Hartford Financial Services Group, Inc. (The) S	191,634	3,688,955

Marsh & McLennan Cos., Inc.	140,400	4,299,047

XL Group PLC	377,600	8,209,024

		30,132,276
IT services (1.0%)
Unisys Corp. † S	179,900	4,675,601

		4,675,601
Leisure equipment and products (2.1%)
Hasbro, Inc.	94,600	3,600,475

Leapfrog Enterprises, Inc. † S	680,700	2,539,011

Mattel, Inc. S	120,800	3,411,392

		9,550,878
Machinery (6.1%)
Gardner Denver, Inc.	113,700	8,792,421

Snap-On, Inc. S	160,100	8,592,567

Stanley Black & Decker, Inc.	87,500	5,586,875

WABCO Holdings, Inc. †	92,900	4,664,509

		27,636,372
Media (0.7%)
Interpublic Group of Companies, Inc. (The)	353,000	3,346,440

		3,346,440
Metals and mining (0.7%)
Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	78,600	3,164,436

		3,164,436
Multiline retail (1.1%)
Dollar General Corp. †	122,400	4,854,384

		4,854,384
Multi-utilities (0.6%)
DTE Energy Co. S	54,900	2,860,839

		2,860,839
Office electronics (1.0%)
Xerox Corp.	552,300	4,517,814

		4,517,814
Oil, gas, and consumable fuels (4.8%)
Alpha Natural Resources, Inc. †	84,700	2,036,188

Apache Corp.	34,300	3,417,309

James River Coal Co. † S	174,000	1,800,900

Newfield Exploration Co. †	109,700	4,416,522

Occidental Petroleum Corp.	15,300	1,421,982

Pioneer Natural Resources Co. S	50,855	4,266,735

Southwestern Energy Co. †	38,200	1,605,928

Swift Energy Co. † S	100,600	3,080,372

		22,045,936
Paper and forest products (0.2%)
Louisiana-Pacific Corp. † S	165,400	1,099,910

		1,099,910
Personal products (0.3%)
Avon Products, Inc.	74,800	1,367,344

		1,367,344

23

COMMON STOCKS (97.8%)* cont.	Shares	Value

Pharmaceuticals (2.1%)
ISTA Pharmaceuticals, Inc. †	567,100	$2,347,794

Pfizer, Inc.	250,300	4,820,778

ViroPharma, Inc. † S	112,102	2,268,944

		9,437,516
Real estate management and development (0.6%)
CBRE Group, Inc. † S	141,100	2,508,758

		2,508,758
Road and rail (0.3%)
Hertz Global Holdings, Inc. † S	131,100	1,520,760

		1,520,760
Semiconductors and semiconductor equipment (0.6%)
Cymer, Inc. † S	30,028	1,304,717

Marvell Technology Group, Ltd. †	87,100	1,218,529

		2,523,246
Software (1.3%)
CA, Inc.	114,900	2,488,734

Synopsys, Inc. †	126,100	3,380,741

		5,869,475
Specialty retail (7.4%)
Bed Bath & Beyond, Inc. † S	122,200	7,556,848

Monro Muffler Brake, Inc. S	99,135	3,676,917

Signet Jewelers, Ltd. (Bermuda) †	115,500	4,979,205

Staples, Inc.	221,400	3,312,144

Talbots, Inc. (The) † S	350,280	921,236

TJX Cos., Inc. (The)	141,100	8,315,023

Urban Outfitters, Inc. † S	186,900	5,093,025

		33,854,398
Textiles, apparel, and luxury goods (0.8%)
Crocs, Inc. †	92,000	1,625,640

Hanesbrands, Inc. † S	85,100	2,244,087

		3,869,727
Total common stocks (cost $429,817,876)		$446,121,716

WARRANTS (0.2%)* †	Expiration	Strike
	date	price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	930,900	$716,793

Total warrants (cost $2,466,885)				$716,793

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Talbots, Inc. (The) (Call)	Jan-12/5.00	1,373,539	$68,677

U.S. Airways Group, Inc. (Call)	Jan-12/10.50	1,502,787	125,734

U.S. Airways Group, Inc. (Call)	Jan-12/10.00	445,808	43,115

Total purchased options outstanding (cost $2,630,742)			$237,526

24

SHORT-TERM INVESTMENTS (20.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.18% [d]	$79,971,540	$79,971,540

SSgA Prime Money Market Fund 0.03% P	220,000	220,000

Putnam Money Market Liquidity Fund 0.05% [e]	12,489,601	12,489,601

U.S. Treasury Bills with effective yields ranging from
0.064% to 0.087%, February 9, 2012	$340,000	339,924

Total short-term investments (cost $93,021,065)		$93,021,065

TOTAL INVESTMENTS

Total investments (cost $527,936,568)		$540,097,100

Key to holding’s abbreviations
ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2011 through October 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $456,054,947.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING at 10/31/11 (premiums received $1,382,564) (Unaudited)
	Contract	Expiration date/
	amount	strike price	Value

U.S. Airways Group, Inc. (Call)	1,502,787	Jan-12/11.50	$97,889

Total			$97,889

25

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$65,171,815	$—	$—

Consumer staples	33,531,446	—	—

Energy	43,977,067	—	—

Financials	87,919,133	—	—

Health care	64,027,976	—	—

Industrials	55,967,132	—	—

Information technology	53,006,175	—	—

Materials	34,933,487	—	—

Utilities	7,587,485	—	—

Total common stocks	446,121,716	—	—

Purchased options outstanding	$—	$237,526	$—

Warrants	716,793	—	—

Short-term investments	12,709,601	80,311,464	—

Totals by level	$459,548,110	$80,548,990	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Written options	$—	$(97,889)	$—

Totals by level	$—	$(97,889)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26

Statement of assets and liabilities 10/31/11 (Unaudited)

ASSETS

Investment in securities, at value, including $75,716,578 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $435,475,427)	$447,635,959
Affiliated issuers (identified cost $92,461,141) (Notes 1 and 6)	92,461,141

Dividends, interest and other receivables	460,441

Receivable for shares of the fund sold	277,231

Receivable for investments sold	3,792,006

Total assets	544,626,778

LIABILITIES

Payable for investments purchased	6,167,728

Payable for shares of the fund repurchased	1,513,032

Payable for compensation of Manager (Note 2)	208,694

Payable for investor servicing fees (Note 2)	91,312

Payable for custodian fees (Note 2)	4,768

Payable for Trustee compensation and expenses (Note 2)	98,265

Payable for administrative services (Note 2)	1,737

Payable for distribution fees (Note 2)	109,471

Written options outstanding, at value (premiums received $1,382,564) (Notes 1 and 3)	97,889

Collateral on securities loaned, at value (Note 1)	79,971,540

Collateral on certain derivative contracts, at value (Note 1)	220,000

Other accrued expenses	87,395

Total liabilities	88,571,831

Net assets	$456,054,947

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$538,330,755

Undistributed net investment income (Note 1)	94,850

Accumulated net realized loss on investments (Note 1)	(95,815,865)

Net unrealized appreciation of investments	13,445,207

Total — Representing net assets applicable to capital shares outstanding	$456,054,947

(Continued on next page)

27

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($404,092,847 divided by 34,096,279 shares)	$11.85

Offering price per class A share (100/94.25 of $11.85)*	$12.57

Net asset value and offering price per class B share ($11,631,999 divided by 1,043,201 shares)**	$11.15

Net asset value and offering price per class C share ($15,119,055 divided by 1,357,958 shares)**	$11.13

Net asset value and redemption price per class M share ($3,505,996 divided by 306,945 shares)	$11.42

Offering price per class M share (100/96.50 of $11.42)*	$11.83

Net asset value, offering price and redemption price per class R share
($8,987,629 divided by 772,176 shares)	$11.64

Net asset value, offering price and redemption price per class Y share
($12,717,421 divided by 1,068,694 shares)	$11.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

28

Statement of operations Six months ended 10/31/11 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $13,457)	$2,745,372

Interest (including interest income of $5,798 from investments in affiliated issuers) (Note 6)	5,816

Securities lending (Note 1)	101,450

Total investment income	2,852,638

EXPENSES

Compensation of Manager (Note 2)	1,341,958

Investor servicing fees (Note 2)	711,040

Custodian fees (Note 2)	8,001

Trustee compensation and expenses (Note 2)	15,461

Administrative services (Note 2)	5,686

Distribution fees — Class A (Note 2)	526,542

Distribution fees — Class B (Note 2)	67,746

Distribution fees — Class C (Note 2)	80,649

Distribution fees — Class M (Note 2)	13,782

Distribution fees — Class R (Note 2)	23,561

Other	108,921

Total expenses	2,903,347

Expense reduction (Note 2)	(37,639)

Net expenses	2,865,708

Net investment loss	(13,070)

Net realized gain on investments (Notes 1 and 3)	19,218,182

Net realized gain on written options (Notes 1 and 3)	64,723

Net unrealized depreciation of investments and written options during the period	(84,364,524)

Net loss on investments	(65,081,619)

Net decrease in net assets resulting from operations	$(65,094,689)

The accompanying notes are an integral part of these financial statements.

29

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 10/31/11*	Year ended 4/30/11

Operations:
Net investment income (loss)	$(13,070)	$137,439

Net realized gain on investments	19,282,905	132,790,598

Net unrealized depreciation of investments and assets	(84,364,524)	(57,398,192)

Net increase (decrease) in net assets resulting
from operations	(65,094,689)	75,529,845

Distributions to shareholders (Note 1):
from ordinary income
Net investment income

Class A	—	(77,431)

Class Y	—	(133,323)

Increase in capital from settlement payments (Note 7)	167,276	—

Redemption fees (Note 1)	—	642

Decrease from capital share transactions (Note 4)	(21,068,739)	(128,210,163)

Total decrease in net assets	(85,996,152)	(52,890,430)

NET ASSETS

Beginning of period	542,051,099	594,941,529

End of period (including undistributed net investment
income of $94,850 and $107,920, respectively)	$456,054,947	$542,051,099

* Unaudited

The accompanying notes are an integral part of these financial statements.

30

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31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
October 31, 2011**	$13.49	— [b]	(1.64)	(1.64)	—	—	—	—	—	— [f]	$11.85	(12.16) *	$404,093	.59*	.01*	42*
April 30, 2011	11.66	.01	1.82	1.83	— [b]	—	—	— [b]	— [b]	—	13.49	15.71	477,121	1.18	.06	98
April 30, 2010	7.61	.01	4.05	4.06	(.01)	—	—	(.01)	— [b]	— [g]	11.66	53.44	494,841	1.30 [h]	.09 [h]	98
April 30, 2009	11.97	.05	(4.38)	(4.33)	(.03)	—	—	(.03)	— [b]	—	7.61	(36.15)	412,152	1.30 [h]	.54 [h]	130
April 30, 2008	16.26	.04	(1.85)	(1.81)	(.06)	(2.41)	(.01)	(2.48)	— [b]	—	11.97	(12.18)	527,392	1.27 [h]	.25 [h]	71
April 30, 2007	15.91	.24 [e]	1.95	2.19	(.24)	(1.60)	—	(1.84)	— [b]	—	16.26	14.66	707,081	1.23 [h]	1.53 [e,h]	63

Class B
October 31, 2011**	$12.74	(.04)	(1.55)	(1.59)	—	—	—	—	—	— [f]	$11.15	(12.48) *	$11,632	.97*	(.36)*	42*
April 30, 2011	11.09	(.08)	1.73	1.65	—	—	—	—	— [b]	—	12.74	14.88	16,283	1.93	(.69)	98
April 30, 2010	7.28	(.06)	3.87	3.81	—	—	—	—	— [b]	— [g]	11.09	52.34	18,509	2.05 [h]	(.67) [h]	98
April 30, 2009	11.50	(.02)	(4.20)	(4.22)	—	—	—	—	— [b]	—	7.28	(36.70)	24,934	2.05 [h]	(.24) [h]	130
April 30, 2008	15.76	(.07)	(1.77)	(1.84)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.50	(12.78)	81,207	2.02 [h]	(.49) [h]	71
April 30, 2007	15.46	.12 [e]	1.89	2.01	(.11)	(1.60)	—	(1.71)	— [b]	—	15.76	13.79	228,560	1.98 [h]	.78 [e,h]	63

Class C
October 31, 2011**	$12.72	(.04)	(1.55)	(1.59)	—	—	—	—	—	— [f]	$11.13	(12.50) *	$15,119	.97*	(.36)*	42*
April 30, 2011	11.07	(.08)	1.73	1.65	—	—	—	—	— [b]	—	12.72	14.91	18,569	1.93	(.70)	98
April 30, 2010	7.27	(.06)	3.86	3.80	—	—	—	—	— [b]	— [g]	11.07	52.27	16,894	2.05 [h]	(.67) [h]	98
April 30, 2009	11.47	(.02)	(4.18)	(4.20)	—	—	—	—	— [b]	—	7.27	(36.62)	12,816	2.05 [h]	(.23) [h]	130
April 30, 2008	15.74	(.07)	(1.78)	(1.85)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.47	(12.87)	30,367	2.02 [h]	(.50) [h]	71
April 30, 2007	15.47	.12 [e]	1.88	2.00	(.13)	(1.60)	—	(1.73)	— [b]	—	15.74	13.77	45,357	1.98 [h]	.80 [e,h]	63

Class M
October 31, 2011**	$13.04	(.03)	(1.59)	(1.62)	—	—	—	—	—	— [f]	$11.42	(12.42) *	$3,506	.84*	(.24)*	42*
April 30, 2011	11.32	(.05)	1.77	1.72	—	—	—	—	— [b]	—	13.04	15.19	4,158	1.68	(.44)	98
April 30, 2010	7.41	(.04)	3.95	3.91	—	—	—	—	— [b]	— [g]	11.32	52.77	4,299	1.80 [h]	(.43) [h]	98
April 30, 2009	11.67	— [b]	(4.26)	(4.26)	—	—	—	—	— [b]	—	7.41	(36.50)	3,886	1.80 [h]	.02 [h]	130
April 30, 2008	15.93	(.03)	(1.81)	(1.84)	—	(2.41)	(.01)	(2.42)	— [b]	—	11.67	(12.64)	8,204	1.77 [h]	(.24) [h]	71
April 30, 2007	15.63	.16 [e]	1.90	2.06	(.16)	(1.60)	—	(1.76)	— [b]	—	15.93	14.04	15,160	1.73 [h]	1.03 [e,h]	63

Class R
October 31, 2011**	$13.27	(.01)	(1.62)	(1.63)	—	—	—	—	—	— [f]	$11.64	(12.28) *	$8,988	.71*	(.11)*	42*
April 30, 2011	11.49	(.02)	1.80	1.78	—	—	—	—	— [b]	—	13.27	15.49	10,832	1.43	(.20)	98
April 30, 2010	7.51	(.02)	4.00	3.98	—	—	—	—	— [b]	— [g]	11.49	53.00	9,265	1.55 [h]	(.17) [h]	98
April 30, 2009	11.80	.02	(4.30)	(4.28)	(.01)	—	—	(.01)	— [b]	—	7.51	(36.31)	5,935	1.55 [h]	.28 [h]	130
April 30, 2008	16.08	— [b]	(1.82)	(1.82)	(.04)	(2.41)	(.01)	(2.46)	— [b]	—	11.80	(12.39)	7,143	1.52 [h]	.01 [h]	71
April 30, 2007	15.77	.18 [e]	1.95	2.13	(.22)	(1.60)	—	(1.82)	— [b]	—	16.08	14.39	6,110	1.48 [h]	1.21 [e,h]	63

Class Y
October 31, 2011**	$13.53	.02	(1.65)	(1.63)	—	—	—	—	—	— [f]	$11.90	(12.05) *	$12,717	.46*	.14*	42*
April 30, 2011	11.69	.04	1.83	1.87	(.03)	—	—	(.03)	— [b]	—	13.53	16.04	15,088.93		.38	98
April 30, 2010	7.63	.03	4.07	4.10	(.04)	—	—	(.04)	— [b]	— [g]	11.69	53.79	51,132	1.05 [h]	.33 [h]	98
April 30, 2009	12.01	.07	(4.40)	(4.33)	(.05)	—	—	(.05)	— [b]	—	7.63	(35.96)	30,592	1.05 [h]	.78 [h]	130
April 30, 2008	16.30	.07	(1.84)	(1.77)	(.10)	(2.41)	(.01)	(2.52)	— [b]	—	12.01	(11.91)	58,124	1.02 [h]	.51 [h]	71
April 30, 2007	15.94	.27 [e]	1.97	2.24	(.28)	(1.60)	—	(1.88)	— [b]	—	16.30	14.96	55,241	.98 [h]	1.76 [e,h]	63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32	33

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.17	1.10%

Class B	0.16	1.10

Class C	0.17	1.13

Class M	0.17	1.10

Class R	0.16	1.06

Class Y	0.17	1.09

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 5).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to April 30, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

April 30, 2010	0.02%

April 30, 2009	0.05

April 30, 2008	0.01

April 30, 2007	<0.01

The accompanying notes are an integral part of these financial statements

Notes to financial statements 10/31/11 (Unaudited)

Note 1: Significant accounting policies

Putnam Multi-Cap Value Fund (the fund) formerly Putnam Mid Cap Value Fund, is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes are currently undervalued. The fund seeks current income as a secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five and a half years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from May 1, 2011 through October 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own, and to enhance the return on securities owned. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 3,800,000 on purchased options contracts for the reporting period.

D) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

E) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $75,716,578 and the fund received cash collateral of $79,971,540.

F) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

G) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At April 30, 2011, the fund had a capital loss carryover of $108,790,269 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on April 30, 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $534,139,790, resulting in gross unrealized appreciation and depreciation of $47,218,206 and $41,260,896, respectively, or net unrealized appreciation of $5,957,310.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

J) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $560 under the expense offset arrangements and by $37,079 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $324, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,927 and $0 from the sale of class A and class M shares, respectively, and received $7,888 and $388 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $196,813,626 and $201,102,847, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity option
	contract amounts	premiums received

Written options outstanding at the
beginning of the reporting period	3,241,927	$2,461,029

Options opened	7,334,520	1,494,017
Options expired	(4,628,137)	(809,698)
Options closed	(4,445,523)	(1,762,784)

Written options outstanding
at the end of the reporting period	1,502,787	$1,382,564

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/11		Year ended 4/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	2,544,144	$29,621,567	7,325,442	$82,798,174

Shares issued in connection with
reinvestment of distributions	—	—	6,191	74,600

	2,544,144	29,621,567	7,331,633	82,872,774

Shares repurchased	(3,810,218)	(45,699,959)	(14,421,740)	(166,003,260)

Net decrease	(1,266,074)	$(16,078,392)	(7,090,107)	$(83,130,486)

	Six months ended 10/31/11		Year ended 4/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	110,236	$1,270,929	294,817	$3,246,787

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	110,236	1,270,929	294,817	3,246,787

Shares repurchased	(344,907)	(3,878,611)	(685,994)	(7,434,187)

Net decrease	(234,671)	$(2,607,682)	(391,177)	$(4,187,400)

	Six months ended 10/31/11		Year ended 4/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	71,918	$795,404	250,126	$2,680,644

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	71,918	795,404	250,126	2,680,644

Shares repurchased	(173,432)	(1,948,905)	(316,367)	(3,452,482)

Net decrease	(101,514)	$(1,153,501)	(66,241)	$(771,838)

	Six months ended 10/31/11		Year ended 4/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	6,769	$76,725	18,682	$215,311

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	6,769	76,725	18,682	215,311

Shares repurchased	(18,747)	(217,632)	(79,659)	(886,153)

Net decrease	(11,978)	$(140,907)	(60,977)	$(670,842)

	Six months ended 10/31/11		Year ended 4/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	82,093	$972,864	292,250	$3,382,003

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	82,093	972,864	292,250	3,382,003

Shares repurchased	(126,387)	(1,499,319)	(282,193)	(3,278,703)

Net increase (decrease)	(44,294)	$(526,455)	10,057	$103,300

	Six months ended 10/31/11		Year ended 4/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	114,012	$1,376,798	836,466	$9,561,929

Shares issued in connection with
reinvestment of distributions	—	—	10,823	130,635

	114,012	1,376,798	847,289	9,692,564

Shares repurchased	(160,464)	(1,938,600)	(4,107,222)	(49,245,461)

Net decrease	(46,452)	$(561,802)	(3,259,933)	$(39,552,897)

At the close of the reporting period, a shareholder of record owned 27.02% of the outstanding shares of the fund.

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Equity contracts	Investments	$954,319	Payables	$97,889

Total		$954,319		$97,889

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Warrants*	Total

Equity contracts	$1,289,812	$(55,910)	$1,233,903

Total	$1,289,812	$(55,910)	$1,233,903

*For the reporting period, the transaction volume for warrants was minimal.

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Warrants*	Total

Equity contracts	$(438,385)	$(1,298,845)	$(1,737,230)

Total	$(438,385)	$(1,298,845)	$(1,737,230)

*For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,798 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $105,539,566 and $110,077,796, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $4,860 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $162,416 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Robert T. Burns
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Officers	James P. Pappas
	Robert L. Reynolds	Vice President
Investment Sub-Manager	President
Putnam Investments Limited		Judith Cohen
57–59 St James’s Street	Jonathan S. Horwitz	Vice President, Clerk and
London, England SW1A 1LD	Executive Vice President,	Assistant Treasurer
Principal Executive
Marketing Services	Officer, Treasurer and	Michael Higgins
Putnam Retail Management	Compliance Liaison	Vice President, Senior Associate
One Post Office Square		Treasurer and Assistant Clerk
Boston, MA 02109	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Custodian	Principal Financial Officer	Vice President, Assistant Clerk,
State Street Bank		Assistant Treasurer and
and Trust Company	Janet C. Smith	Proxy Manager
Vice President, Assistant
Legal Counsel	Treasurer and Principal	Susan G. Malloy
Ropes & Gray LLP	Accounting Officer	Vice President and
Assistant Treasurer
Trustees	Beth S. Mazor
Jameson A. Baxter, Chair	Vice President
Ravi Akhoury
Barbara M. Baumann	Robert R. Leveille
Charles B. Curtis	Vice President and
Robert J. Darretta	Chief Compliance Officer
John A. Hill
Paul L. Joskow	Mark C. Trenchard
Kenneth R. Leibler	Vice President and
Robert E. Patterson	BSA Compliance Officer

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless, log on to putnam.com and update your mailing options.

SA075
270978 12/11

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 29, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 29, 2011